SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

Wells Fargo Advantage Asset Allocation Fund

  (The “Fund”)

Effective December 11, 2012, the section entitled “Description of Underlying Funds – GMO International Equity Funds” in the Fund’s prospectuses is amended to include the addition of GMO Risk Premium Fund as follows:

Fund Name and Benchmark	Investment Goal/Strategy
GMO Risk Premium Fund MSCI World Index

Seeks total return. The Manager will seek to achieve the Fund’s investment objective primarily by selling (writing) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada and Australia) stock indices. The Manager determines which options to sell based on its assessment of the aggregate demand for put options on a given stock index. The Manager expects the Fund to sell put options on a number of stock indices but, from time to time, the Fund may have substantial exposures to a relatively small number of U.S. and/or international stock indices. The Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). The Fund may transact in exchange-traded or over-the-counter (“OTC”) options, and options utilized by the Fund may be cash-settled or physically settled. The Fund is also permitted to invest in other securities which the Manager believes will provide positive total return. The Fund is permitted to invest in options and other securities tied economically to any country in the world, including emerging countries. The Manager expects that the Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, which means that the Fund plans to hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by the Fund. For collateral and cash management purposes, the Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

                In addition, the section entitled “Permitted Investment Activities and Certain Associated Risks – Underlying Funds” in the Fund’s SAI is amended to include the addition of GMO Risk Premium Fund as follows:

Fund	Principal Risks
GMO Risk Premium Fund

Market Risk – Equity Securities; Options Risk; Liquidity Risk; Focused Investment Risk; Non-U.S. Investment Risk; Currency Risk; Derivatives Risk; Counterparty Risk; Market Risk – Fixed Income Securities; Credit Risk; Market Disruption and Geopolitical Risk; Large Shareholder Risk

                The table in the section entitled “Permitted Investment Activities and Certain Associated Risks – Purchase Premiums and Redemption Fees” is amended to add the following:

Fund	Maximum Purchase Premium (as a percentage of amount invested)	Maximum Redemption Fee (as a percentage of amount redeemed)
GMO Risk Premium Fund	0.15%	0.15%

                In addition, the table in the section entitled “Permitted Investment Activities and Certain Associated Risks – Benchmarks” in the Fund’s SAI is amended to add a reference to GMO Risk Premium Fund to the MSCI World Index.

December 11, 2012                                                                                                                                             AFIT122/P504SP